SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 6, 2001
Date of Report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY

(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	1-10962 (Commission File Number)	95-3797580 (IRS Employer Identification No.)

2180 RUTHERFORD ROAD
CARLSBAD, CA 92008-8815
(Address of Principal Executive Offices)

(760) 931-1771
(Registrant’s Telephone Number, Including Area Code)

ITEM 5. OTHER EVENTS.
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

ITEM 5. OTHER EVENTS.

(a)	On June 6, 2001, Callaway Golf Company issued a press release captioned as follows:

“Callaway Golf Announces Resignation of Chuck Yash"

      A copy of the press release is attached to this report as Exhibit 99.1. The Press Release is hereby incorporated herein with the same force and effect as if fully set forth herein.

(b)	On June 8, 2001, Callaway Golf Company issued a press release captioned as follows:

“Callaway Golf Sees Revised Revenue Growth of 5% in First Half of 2001"

      A copy of the press release is attached to this report as Exhibit 99.2. The Press Release is hereby incorporated herein with the same force and effect as if fully set forth herein.

(c)	On June 8, 2001, Callaway Golf Company issued a press release captioned as follows:

“Callaway Golf Appoints Two New Directors"

      A copy of the press release is attached to this report as Exhibit 99.3. The Press Release is hereby incorporated herein with the same force and effect as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

99.1	Press Release, dated June 6, 2001, of Callaway Golf Company, captioned “Callaway Golf Announces Resignation of Chuck Yash.”

99.2	Press Release, dated June 8, 2001, of Callaway Golf Company, captioned “Callaway Golf Sees Revised Revenue Growth of 5% in First Half of 2001.”

99.3	Press Release, dated June 8, 2001, of Callaway Golf Company, captioned “Callaway Golf Appoints Two New Directors.”

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 11, 2001	CALLAWAY GOLF COMPANY

By:	/s/ Steven C. McCracken Steven C. McCracken Senior Executive Vice President Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated June 6, 2001, of Callaway Golf Company, captioned “Callaway Golf Announces Resignation of Chuck Yash.”

99.2	Press Release dated June 8, 2001, of Callaway Golf Company, captioned “Callaway Golf Sees Revised Revenue Growth of 5% in First Half of 2001.”

99.3	Press Release dated June 8, 2001, of Callaway Golf Company, captioned “Callaway Golf Appoints Two New Directors.”